UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 3, 2011

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-51321	98-0430762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Broadway Suite 780, Denver, Colorado 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Copy of correspondence to:

John Kellogg, Esq.
Moye White LLP
16 Market Square, 6th Floor,
1400 16th Street
Denver, CO 80202
Tel:  (303) 292-7935   Fax:  (303) 292-4510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 3, 2011, Triangle Petroleum Corporation posted an updated investor presentation on its corporate website, which contains non-public information.  A copy of this presentation is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.1, the Company makes no admission as to the materiality of any such information that it is furnishing.

ITEM 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation by the Company dated February 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: February 7, 2011	By:	/s/ JONATHAN SAMUELS
Jonathan Samuels
Chief Financial Officer